                                                                    EXHIBIT 10.6




                               INDEMNITY AGREEMENT

                  INDEMNITY AGREEMENT, dated as of December __, 2000 (as modified, amended or supplemented from time to time, this "Agreement"), by WPS II, Inc., a Delaware corporation ("Indemnitor"), and the persons listed on Annex A (the "Guarantors") in favor of W.P. Stewart & Co., Ltd., a Bermuda corporation ("Indemnitee").

                              W I T N E S S E T H:

                  WHEREAS, Indemnitee, Indemnitor and certain of the Guarantors concurrently herewith are entering into an underwriting agreement and an international underwriting agreement, each dated the date hereof (the "Underwriting Agreements"), among Indemnitee, the representatives of the several underwriters in Schedule I thereto, Indemnitor and certain of the Guarantors, in connection with the proposed public offering of shares of Indemnitee;

                  WHEREAS, as a condition to entering into the Underwriting Agreements, the underwriters thereunder have required each of the Indemnitor and the Guarantors to execute an indemnity agreement in favor of Indemnitee on the terms set forth herein;

                  WHEREAS, on July 1, 1998, Indemnitee merged with W.P. Stewart & Co., Inc., a Delaware corporation ("W.P. Stewart & Co., Inc."), with Indemnitee as the surviving entity (the "Merger"); and

                  WHEREAS, in connection with the proposed sale of shares pursuant to the Underwriting Agreements, Indemnitor and Indemnitee have been advised by Nixon Peabody LLP, as their tax counsel and Lopez Edwards Frank & Co., LLP, as their accountants at the time, that, as a result of Indemnitor's status as an "S corporation" for U.S. federal income tax purposes at the time of the Merger and W.P. Stewart & Co., Inc.'s status as a "qualified subchapter S subsidiary" for U.S. federal income tax purposes at the time of the Merger, Indemnitee has no liability, either primarily or as a successor entity, for taxes attributable to any gain or income that may have been realized on or as a result of the Merger;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Indemnification.

                  (a) Indemnitor agrees to pay, indemnify, and hold Indemnitee harmless from and against any and all (i) U.S. federal, state or local taxes (collectively, "U.S. taxes" ) imposed on Indemnitee, whether as a primary obligor or as a successor entity, including any related penalties, interest (through the date of payment) and additions to tax, as a result of the Merger because of a failure at the time of the Merger of either (a) Indemnitor to elect or be eligible to elect treatment as an "S corporation" (within the meaning of Section 1361(a) of the Internal Revenue Code of 1986, as amended (the "Code")) for U.S. income tax purposes or (b) W.P. Stewart & Co., Inc. to elect or be eligible to elect treatment as a "qualified subchapter S subsidiary" (within the meaning of Section 1361(b)(3)(B) of the Code) for U.S. income tax purposes and
(ii) taxes imposed on Indemnitee, including any related penalties, interest and additions to tax, as a result of any payment made or to be made to Indemnitee pursuant to this Agreement (a liability described in clause (i) or (ii), a "Covered Tax Liability"). Indemnitor also agrees to pay Indemnitee the amount of any reasonable costs incurred by Indemnitee in connection with the imposition of any Covered Tax Liability upon Indemnitee, including without limitation reasonable costs incurred in contesting any such proposed liability (the "Costs", and together with the Covered Tax Liabilities, the "Covered Liabilities").

                  (b) Indemnitor shall not be required to make payment hereunder in respect of a Covered Tax Liability prior to the earlier of (i) the date on which Indemnitee ceases to have available to it and be pursuing reasonable means to contest such liability and (ii) the date on which payment in respect of such liability is made by Indemnitee, provided that, in the case of this clause (ii),
(x) Indemnitee shall have determined in its


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
reasonable good faith judgment, prior to making such payment, that such payment must be made in order to prevent the risk that Indemnitee would be subject to reputational, financial, legal or other material harm if it did not make such payment prior to the time referred to in clause (i), and (y) the making of such payment prior to the time referred to in clause (i) shall not materially impair the ability of Indemnitee, Indemnitor or any Guarantor to prevail in a contest of Indemnitee's liability for the amount paid. Indemnitor shall make payment in respect of any Costs promptly following notice of such Costs from Indemnitee.

                  (c) Interest, at the applicable Federal rate (as defined for purposes of Section 1274(d) of the Code), payable semiannually on January 1 and July 1 of each year, shall accrue and be payable by Indemnitor on any Covered Liability and on any accrued but unpaid interest under this Section 1(c) for the period (i) in the case of a Covered Liability, from the date on which such Covered Liability is paid by or on behalf of Indemnitee to the date on which Indemnitee receives an indemnity payment hereunder that corresponds to such Covered Liability and (ii) in the case of accrued but unpaid interest, from the date on which such interest was due and payable to the date on which the Indemnitee receives actual payment of such accrued interest.

                  Section 2.  Guarantee.

                  (a) Scope of Guarantee. The Guarantors, severally but not jointly, irrevocably guarantee the payment to Indemnitee of any and all Covered Liability (i) to the extent Indemnitee has not recovered any such Covered Liability from Indemnitor within one year from the date on which Indemnitee gives notice to Indemnitor of such Covered Liability; provided, however, that during such one year period, Indemnitee has used its commercially reasonable efforts to collect such payment from Indemnitor and, to the extent that Indemnitee has any reasonable basis to collect any such payment from the counsel or accountants that advised Indemnitor in connection with the Merger and Indemnitee reasonably believes that there is a meaningful prospect that an effort to collect from such counsel or accountants would


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
be successful, from such counsel and accountants, or (ii) in the event that Indemnitor has been dissolved without making such payment.

                  The guarantee obligation of each Guarantor shall be limited as follows: (i)each Guarantor's liability for a Covered Liability shall be limited to the product of (x) the amount of the Covered Liability and (y)such Guarantor's percentage ownership of the capital stock of Indemnitor immediately prior to the Merger as set forth opposite such Guarantor's name in Annex A hereto; (ii) the amount referred to in clause (i)(x) of this paragraph shall be reduced by the amount of any portion of the Covered Liability that is recovered by Indemnitee other than from a Guarantor (net of the reasonable costs incurred by Indemnitee in obtaining any such recovery); and (iii) each Guarantor shall be liable for interest accruing under Section 1(c) hereof only to the extent that such interest relates to the portion of a Covered Liability for which such Guarantor is responsible under clause (i) of this paragraph.

                  (b)  Right to Contest; Settlement.

                  (i) Promptly after Indemnitee has received a notice of a commencement of any action relating to a Covered Tax Liability, Indemnitee shall notify Indemnitor and each Guarantor in writing, as provided in Section 8, of the commencement thereof; but the omission to so notify Indemnitor and each Guarantor shall not relieve any of them from any liability that it may have to Indemnitee hereunder except to the extent that such omission causes actual prejudice to such party.

                  (ii) If any such action shall be brought against Indemnitee, or if Indemnitee chooses to contest any Covered Liability, the Indemnitor and each Guarantor shall be entitled to participate in such action or contest, and Indemnitee shall, in the exercise of its reasonable good faith judgment, take account of the views of those of the Indemnitor and the Guarantors that choose to participate. If Indemnitee has received full payment of the Covered


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
         Liability that is the subject of any such action or contest, including all costs that have arisen from such action or contest, then for so long as Indemnitee continues to be paid in full, upon demand, all reasonable costs and liabilities arising out of such action or contest, the Indemnitor and the Guarantors may control the conduct of such action or contest with respect to such Covered Liability with counsel satisfactory to Indemnitee.

                  (iii) For so long as Indemnitor and the Guarantors remain in compliance with their obligations under this Agreement, Indemnitee may not without the written consent of either Indemnitor or at least two-thirds of the Guarantors' total direct and indirect ownership of the capital stock of Indemnitee immediately after the Merger settle any claim relating to a Covered Tax Liability, other than a Covered Tax Liability arising out of a payment made pursuant to this Agreement, provided, however, that the Indemnitor and the Guarantors may not unreasonably withhold such consent.

                  (c) Subrogation. The Guarantors will not exercise any rights against Indemnitor that they may acquire by way of subrogation or by any indemnity, reimbursement or other agreement until any and all Covered Liability to Indemnitee shall have been indefeasibly paid in full.

                  (d) Continuing Guarantee. The guarantee by the Guarantors hereunder shall remain in full force and effect and be binding upon the Guarantors until the Termination Date (as defined below).

                  (e) Conditions of Guarantee. Each Guarantor agrees that its obligations under this Agreement shall be unconditional and shall not be discharged prior to the Termination Date except by complete payment of the amount guaranteed, irrespective of any claim as to the validity, regularity or enforceability of this Agreement or the lack of authority of Indemnitor to execute or deliver this Agreement; or any change in or amendment to this Agreement; or any waiver or consent by Indemnitee with respect to any provisions hereof; or (except as provided in Section 3(a)) the absence of any action to enforce this Agreement against Indemnitor or the recovery of any judgment against Indemnitor or of any action to enforce a judgment against Indemnitor under this Agreement; or any similar circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor generally. Each Guarantor hereby waives diligence, presentment, demand on Indemnitor for payment or otherwise (except as provided in this Agreement), filing of claims, requirement for a prior proceeding against Indemnitor and protest or notice (except as provided in this Agreement) with respect to amounts payable by Indemnitor. If at any time payment by Indemnitor (or any other party) under this Agreement is rescinded or must be otherwise restored or returned by Indemnitee upon the insolvency, bankruptcy, reorganization or similar treatment of Indemnitor or any Guarantor or otherwise, each Guarantor's obligations, if any, hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Indemnitee.

                  Section 3.  Satisfaction of Obligations; Lock-up.

                  (a) Any obligation of the Indemnitor or any Guarantor under this Agreement to make a payment shall be satisfied in cash or cash equivalents.

                  (b) Indemnitor agrees with Indemnitee, during the period from the date of this Agreement to the Termination Date, to continue to own at least 7,000,000 shares of Indemnitee (as adjusted for any stock dividends, combinations, splits, recapitalizations or similar corporate actions with respect to such shares), free and clear of any liens, encumbrances, equities or claims and not to directly or indirectly offer, sell, contract to sell, or otherwise dispose of (which term shall include any distribution of such shares upon dissolution of Indemnitor to any stockholders of Indemnitor) such shares.

                  Section 4. Termination of Obligations of Indemnitor and Guarantors. All payment and performance obligations of the Indemnitor and the Guarantors


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
hereunder shall terminate on the date (the "Termination Date") that is the first to occur of the following:

                  (i) the date on which the Covered Liabilities have been paid in the full to, or on behalf of, the Indemnitee by the counsel or accountants that advised Indemnitee on the matters that gave rise to such liability, the Indemnitor, any Guarantor or Guarantors or any combination thereof;

                  (ii) a final agreement with the Internal Revenue Service is reached or an unappealable judicial decision is issued, that determines that no Covered Tax Liability exists, and payment in full of any Costs incurred by Indemnitee as of such date as set forth in clause (i) above; or

                  (iii) expiration of the applicable statute of limitations with respect to the Covered Tax Liability and payment in full of any Costs incurred by Indemnitee as of such date of expiration as set forth in clause (i) above.

                  Section 5. No Waiver; Cumulative Rights. No failure on the part of Indemnitee to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Indemnitee of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Indemnitee or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by Indemnitee from time to time.

                  Section 6. Subrogation to Rights Against Third Party Advisors. Following full payment of the amounts due hereunder, the Indemnitor and Guarantors shall be subrogated to all of Indemnitee's claims against the


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
attorneys and accountants that advised Indemnitee on matters relating to the Covered Liabilities.

                  Section 7. Amendments. The terms of this Agreement shall not be altered, modified, amended, supplemented or terminated in any manner whatsoever, except by written instrument signed by each of the parties hereto.

                  Section 8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party to this Agreement may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party, and any purported assignment or delegation without such consent shall be void.

                  Section 9. Notices. All notices under this Agreement shall be in writing, and if to Indemnitor or any Guarantor shall be delivered or sent by mail, courier or facsimile transmission to Indemnitor or such Guarantor at its address set forth in Annex A; and if to Indemnitee shall be delivered or sent by mail, courier or facsimile transmission to Trinity Hall, 43 Cedar Avenue, P.O. Box HM 2905, Hamilton HM LX, Bermuda, Facsimile (441) 296-6823, Attention:
Managing Director. Each notice given pursuant to this Section 9 shall be effective (i) if sent by certified mail (return receipt requested), 10 days after being deposited in the international mail, postage prepaid; (ii) if given by facsimile, when such facsimile notice is transmitted and verbal confirmation of receipt is obtained; or (iii) if delivered by courier, 5 days after being given to such courier for delivery. Either party may, by notice given in accordance with this Section 9, specify a change in the address at which notices to it are to be delivered.

                  Section 10. Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning hereof.

                  Section 11. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each


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
of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  Section 12. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.


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
                  IN WITNESS WHEREOF, the parties hereto have caused this Indemnity Agreement to be executed as of the date first above written.


                                        W.P. STEWART & CO., LTD.,
                                        as Indemnitee


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        WPS II, INC.,
                                        as Indemnitor


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        Each Guarantor:


                                        John A. Allison


                                        ________________________________________


                                        David Altman


                                        ________________________________________


                                        Marilyn G. Breslow


                                        ________________________________________

                                        Alexander Farman-Farmaian


                                        ________________________________________


                                        Joseph S. Frelinghuysen


                                        ________________________________________


                                        Philip D. Jennison


                                        ________________________________________


                                        Robert Kahn


                                        ________________________________________


                                        Stephen E. Memishian


                                        ________________________________________


                                        C. Graydon Rogers


                                        ________________________________________


                                        Robert L. Rohn


                                        ________________________________________


                                        John C. Russell


                                        ________________________________________

                                        Robert L. Schwartz


                                        ________________________________________


                                        SCHWARTZ TRUST -
                                        FBO James Schwartz


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        SCHWARTZ TRUST -
                                        FBO Jonathan Schwartz


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        SCHWARTZ TRUST -
                                        FBO Kathryn Schwartz


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        Harry W. Segalas


                                        ________________________________________

                                        STEWART TRUST 1987 -
                                        FBO Gregory S. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1992 -
                                        FBO Gregory S. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1987 -
                                        FBO Jeffrey R. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1992 -
                                        FBO Jeffrey R. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        STEWART TRUST 1987 -
                                        FBO Lisa M. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1992 -
                                        FBO Lisa M. Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1987 -
                                        FBO William P. III Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        STEWART TRUST 1992 -
                                        FBO William P. III Stewart


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        Daniel W. Strickberger


                                        ________________________________________

                  ACKNOWLEDGMENT FOR THOSE WHO SIGN IN NEW YORK


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF                                  )

                  On this         day of                       in the year 2000
before me, the undersigned, personally appeared
             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies); and that by his/her/their signature(s) on the instrument, the individual(s), or the person(s) upon behalf of which the individual(s) acted, executed the instrument.


                                                  ------------------------------
                                                           Notary Public

               ACKNOWLEDGMENT FOR THOSE WHO SIGN OUTSIDE NEW YORK


State, District of Columbia, territory       )
possession or foreign country                : ss.:
                                                   )

                  On the         day of                       in the year 2000
before me, the undersigned, personally appeared
             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the (insert the city or other political subdivision and the state or country or other place the acknowledgment was taken).



                                                  ------------------------------
                                                           Notary Public

                                     ANNEX A

                                   GUARANTORS

Name                                       Address for                                  Percentage
                                           Notices                                     Ownership in
                                                                                       Capital Stock
                                                                                      of WPS II. Inc.
                                                                                        Immediately
                                                                                       Prior to the
                                                                                          Merger
John A. Allison                            435 East 52nd                                  3.2867%
                                           Street, Apt. 11B,
                                           New York, NY
                                           10021

David Altman                               29 Black Birch                                 2.2864%
                                           Road, Scotch
                                           Plains, NJ 07076

Marilyn G. Breslow                         10 Horseguard                                  1.9006%
                                           Lane, Scardale,
                                           NY 10583

Alexander Farman-                          161 East 79th                                  0.6087%
Farmaian                                   Street, New York,
                                           NY 10021

Joseph S.                                  Box 270,Gladstone                              1.2346%
Frelinghuysen                              NJ 07934

Philip D. Jennison                         3010 Grand Bay                                 2.9021%
                                           Blvd., Unit 481,
                                           Long Boat Key, FL
                                           34228

Robert L. Kahn                             40 East 89th St.,                              9.1455%
                                           New York, NY
                                           10028

Stephen E. Memishian                       450 Round Hill                                 3.3438%
                                           Road, Greenwich
                                           CT 06831

C. Graydon Rogers                                                                         3.7880%

Robert L. Rohn                             62 Stephen Mather                              2.5150%
                                           Road, Darien, CT
                                           06820

John C. Russell                            "Point of View"                                0.7145%
                                           16 East Point
                                           Lane, Hamilton
                                           Parish, Bermuda
                                           FL04

Robert L. Schwartz                         405 Grace Church                              10.7853%
                                           Street, Rye, NY
                                           10580

Schwartz Trust - FBO                       450 Grace Church                               1.0717%
James Schwartz                             Street, Rye, NY
                                           10580

Schwartz Trust - FBO                       450 Grace Church                               1.0717%
Jonathan Schwartz                          Street, Rye, NY
                                           10580

Schwartz Trust - FBO                       450 Grace Church                               1.0717%
Kathryn Schwartz                           Street, Rye, NY
                                           10580

Harry W. Segalas                           815 Park Ave.,                                 2.5150%
                                           Apt. 14C, New
                                           York, NY 10021

Stewart Trust 1987 -                       527 Madison Ave.,                              9.8699%
FBO Gregory S.                             New York, NY
Stewart                                    10022

Stewart Trust 1992 -                       527 Madison Ave.,                              0.0000%
FBO Gregory S.                             New York, NY
Stewart                                    10022

Stewart Trust 1987 -                       527 Madison Ave.,                              8.9553%
FBO Jeffrey R.                             New York, NY
Stewart                                    10022

Stewart Trust 1992 -                       527 Madison Ave.,                              0.9146%
FBO Jeffrey R.                             New York, NY
Stewart                                    10022

Stewart Trust 1987 -                       527 Madison Ave.,                              9.8699%
FBO Lisa M. Stewart                        New York, NY
                                           10022
Stewart Trust 1992 -                       527 Madison Ave.,                              0.0000%
FBO Lisa M. Stewart                        New York, NY
                                           10022

Stewart Trust 1987 -                       527 Madison Ave.,                              9.8699%
FBO William P. III                         New York, NY
Stewart                                    10022

Stewart Trust 1992 -                       527 Madison                                    0.0000%
FBO William P. III                         Ave., New York,
Stewart                                    NY 10022

Daniel B.                                  30 Petersville                                 4.0023%
Strickberger                               Road, Mount
                                           Kisco, NY 10549